Exhibit 32
ALLIANCE SEMICONDUCTOR CORPORATION
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of Alliance Semiconductor Corporation (the “Company”) on Form 10-Q for the quarter ended June 25, 2005, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, N. Damodar Reddy, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:
(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

By:	/s/ N. Damodar Reddy

N. Damodar Reddy, Chief Executive Officer and Interim Chief Financial Officer
(Principal Executive and Principal Financial Officer)
August 9, 2005